SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	Commission file number
January 22, 2003	1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2624428 (I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 5. Other Events
Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
PRESS RELEASE
2002 FOURTH QUARTER FINANCIAL SUPPLEMENT
INVESTOR PRESENTATION SLIDES

Item 5. Other Events

     On January 22, 2003, J.P. Morgan Chase & Co. (“JPMorgan Chase” or the “Firm”) reported a net loss of $387 million, or ($0.20) per share, in the fourth quarter of 2002, compared with net income of $40 million, or $0.01 per share, in the third quarter of 2002 and a net loss of $332 million, or ($0.18) per share, in the fourth quarter of 2001.

     As previously announced, earnings this quarter were affected negatively by the impact of the charges taken in connection with the settlement of the Enron surety litigation and the establishment of a litigation reserve related to certain material litigation, proceedings and investigations. Excluding these charges, which totaled $1.30 billion or $0.43 per share, and the previously disclosed merger and relocation costs of $393 million or $0.13 per share, earnings for the 2002 fourth quarter would have been $0.36 per share, in line with the guidance provided on the Firm’s January 2, 2003 investor call.

     For the full year, net income was $1.66 billion, or $0.80 per share, compared with net income of $1.69 billion and earnings per share of $0.80 in 2001. Earnings before litigation-related charges and merger and relocation costs were $3.38 billion or $1.66 per share this year compared with earnings of $3.80 billion or $1.85 per share in 2001.

     A copy of the 2002 fourth quarter earnings press release is attached hereto as Exhibit 99.1.

     That press release contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties are described in our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 and in the 2001 Annual Report on Form 10-K, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (www.sec.gov), to which reference is hereby made.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges
12.2	Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements
99.1	Press Release — 2002 Fourth Quarter Earnings

Item 9. Regulation FD Disclosure

     Exhibit 99.2 are copies of supplemental financial schedules. Those schedules are furnished pursuant to Item 9 and the information contained in Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

     Exhibit 99.3 are copies of slides presented at an investors’ presentation on January 22, 2003 reviewing 2002 fourth quarter earnings. Those slides are furnished pursuant to Item 9 and the information contained in Exhibit 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.3 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO. (Registrant)

By: /s/ Joseph L. Sclafani

Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]

Dated: January 24, 2003

EXHIBIT INDEX

Exhibit No.	Description	Page
12.1	Computation of Ratio of Earnings to Fixed Charges	6
12.2	Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements	7
99.1	Press Release — 2002 Fourth Quarter Earnings	8
99.2	2002 Fourth Quarter Financial Supplement	9
99.3	Investor Presentation Slides	10

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